UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 15, 2015

HEXION INC.

(Exact Name of Registrant as Specified in Its Charter)

New Jersey

(State or Other Jurisdiction of Incorporation)

1-71	13-0511250
Commission File Number	(I.R.S. Employer Identification No.)

180 East Broad Street, Columbus, Ohio	43215-3799
(Address of Principal Executive Offices)	(Zip Code)

614-225-4000

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Indenture and First-Priority Senior Secured Notes due 2020

On April 15, 2015, Hexion Inc. (the “Issuer” or “Hexion”) entered into an indenture (the “Indenture”) among the Issuer, the guarantors party thereto (the “Guarantors”) and Wilmington Trust, National Association, as trustee (the “New Trustee”), governing the Issuer’s $315,000,000 aggregate principal amount of 10.00% First-Priority Senior Secured Notes due 2020 (the “Notes”), which mature on April 15, 2020. The Notes were offered in the United States only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and outside the United States, only to non-U.S. investors pursuant to Regulation S under the Securities Act.

The Notes are guaranteed, jointly and severally, on a senior secured basis by the Issuer’s existing domestic subsidiaries that guarantee obligations under its senior secured asset-based revolving credit facility (the “ABL Facility”) and its future domestic subsidiaries that guarantee any debt of the Issuer or the Guarantors. The Notes and guarantees are secured by first-priority liens on the notes priority collateral (which generally includes most of the Issuer’s and the Issuer’s domestic subsidiaries’ assets other than the ABL priority collateral) and by second-priority liens on the ABL priority collateral (which generally includes most of the Issuer’s and the Issuer’s domestic subsidiaries’ inventory and accounts receivable and related assets), in each case subject to certain exceptions and permitted liens.

The Notes are Hexion’s senior obligations, and rank pari passu in right of payment with Hexion’s and the Guarantors’ existing and future senior indebtedness, including debt under the ABL Facility, its other senior secured notes and the guarantees thereof; equal in priority as to collateral with respect to its and the Guarantors’ existing and future first-priority secured debt obligations under its 6.625% First-Priority Senior Secured Notes due 2020 (the “Existing First Lien Notes”) and any other future obligations secured by a first-priority lien on the collateral to the extent of the collateral securing such debt; senior in priority as to collateral with respect to its and the Guarantors’ indebtedness under the ABL Facility, to the extent of the notes priority collateral; junior in priority as to collateral with respect to its and the Guarantors’ indebtedness under the ABL Facility, to the extent of the ABL priority collateral; senior in priority as to collateral with respect to its and the Guarantors’ existing and future obligations under any obligation secured by a junior-priority lien on the collateral, including its other secured notes; senior in right of payment to its and the Guarantors’ existing and future subordinated indebtedness; and effectively junior in right of payment to all existing and future indebtedness and other liabilities of any subsidiary that does not guarantee the Notes, including its foreign subsidiaries; subject to certain permitted liens and exceptions as further described in the Indenture and the security documents relating thereto.

The Issuer will pay interest on the Notes at 10.00% per annum, semiannually to holders of record at the close of business on April 1 or October 1 immediately preceding the interest payment date on April 15 and October 15 of each year, commencing on October 15, 2015.

The Issuer may redeem some or all of the Notes at any time on or after April 15, 2017 at redemption prices set forth in the Indenture. In addition, the Issuer may redeem in the aggregate up to 35% of the aggregate original principal amount of the Notes (which includes additional notes, if any) on or prior to April 15, 2017 at a redemption price of 110.00% plus accrued and unpaid interest and additional interest, if any, of the face amount thereof in an amount equal to the net proceeds of one or more equity offerings so long as at least 50% of the aggregate principal amount of the Notes (which includes additional notes, if any) remains outstanding after each such redemption. Prior to April 15, 2017, the Issuer may redeem some or all of the Notes at a price equal to 100% of the principal amount thereof, plus accrued and unpaid interest to the redemption date and additional interest, if any, plus a “make-whole” premium.

The Indenture contains covenants that limit the Issuer’s ability to, among other things: (i) incur additional debt or issue certain preferred shares; (ii) pay dividends on or make other distributions in respect of its capital stock or make other restricted payments; (iii) make certain investments; (iv) sell certain assets; (v) create or permit to exist dividend and/or payment restrictions affecting its restricted subsidiaries; (vi) create liens on certain assets to secure debt; (vii) consolidate, merge, sell or otherwise dispose of all or substantially all of its assets; (viii) enter into certain transactions with its affiliates; and (ix) designate its subsidiaries as unrestricted subsidiaries. These covenants are subject to a number of important limitations and exceptions. The Indenture also provides for events of default, which, if any of them occurs, would permit or require the principal, premium, if any, interest and any other monetary obligations on all the then outstanding Notes to be due and payable immediately.

Registration Rights Agreement

On April 15, 2015, in connection with the issuance of the $315,000,000 aggregate principal amount of the Notes purchased by the initial purchasers, the Issuer and the Guarantors entered into a registration rights agreement with J.P. Morgan Securities LLC, as representative of the initial purchasers, relating to, among other things, the exchange offer for the Notes and the related guarantees (as described above) (the “Registration Rights Agreement”).

Subject to the terms of the Registration Rights Agreement, the Issuer and the Guarantors will use their commercially reasonable efforts to register with the SEC notes having substantially identical terms as the Notes as part of offers to exchange freely tradable exchange notes for Notes within 365 days after the issue date of the Notes (the “Effectiveness Target Date”). The Issuer and the Guarantors will use their commercially reasonable efforts to cause each exchange offer to be completed after the Effectiveness Target Date.

If the Issuer and the Guarantors fail to meet these targets (a “Registration Default”), the annual interest rate on the Notes will increase by 0.25% for the first 90-day period immediately following such Registration Default. The annual interest rate on the Notes will increase by an additional 0.25% for each subsequent 90-day period during which the Registration Default continues, up to a maximum additional interest rate of 1.0% per year over the applicable interest rate, which is 10.00%. If the Registration Default is corrected, the applicable interest rate will revert to the original level.

First Lien Intercreditor Agreement

On April 15, 2015, Wilmington Trust, National Association, as collateral agent for the First Lien Secured Parties (as defined in the First Lien Intercreditor Agreement referred to below) (the “Collateral Agent”), Wilmington Trust, National Association, as authorized representative for the Existing First Lien Notes (the “Existing First Lien Representative”), and the New Trustee entered into an intercreditor agreement (the “First Lien Intercreditor Agreement”).

The First Lien Intercreditor Agreement governs the relative rights of the secured parties under the Notes and the Existing First Lien Notes in respect of Hexion’s and certain of its subsidiaries’ assets securing the Issuer’s obligations under the Notes and the Existing First Lien Notes, and certain other matters relating to the administration and enforcement of security interests.

Pursuant to the terms of the First Lien Intercreditor Agreement, until the occurrence of certain events described in the First Lien Intercreditor Agreement, the Existing First Lien Representative controls substantially all matters related to the collateral securing the first-priority lien obligations.

Additional Secured Party Consent

On April 15, 2015, Hexion, the Collateral Agent and the New Trustee, as Authorized Representative (as defined therein) for the New Secured Parties (as defined therein), entered into an Additional Secured Party Consent (the “Secured Party Consent”) to the Collateral Agreement, dated as of March 28, 2013 (the “Collateral Agreement”), among Hexion, Hexion’s subsidiaries party thereto and the Collateral Agent. Pursuant to the Secured Party Consent, the Authorized Representative, representing holders of the Notes, has become a party to the Collateral Agreement on behalf of such holders and has appointed and authorized the Collateral Agent to act as collateral agent on behalf of the Authorized Representative and the holders of the Notes and to exercise various powers under the Collateral Agreement.

Fourth Joinder and Supplement to the 1.5 Lien Intercreditor Agreement

On April 15, 2015, the New Trustee entered into the fourth joinder and supplement to the intercreditor agreement (the “Joinder to the 1.5 Lien Intercreditor Agreement”), dated as of January 29, 2010, among JPMorgan Chase Bank, N.A., as intercreditor agent, JPMorgan Chase Bank, N.A., as senior-priority agent for the ABL secured parties, Wilmington Trust FSB (now known as Wilmington Trust, National Association), as trustee and as collateral agent for the existing 8.875% Senior Secured Notes due 2018 (the “Existing 1.5 Lien Notes”), Wilmington Trust, National Association, as senior-priority agent for the Existing First Lien Notes, Hexion LLC, Hexion, and each subsidiary of Hexion party thereto (as supplemented to the date hereof, the “1.5 Lien Intercreditor Agreement”).

Pursuant to the Joinder to the 1.5 Lien Intercreditor Agreement, the New Trustee became a party to and agreed to be bound by the terms of the 1.5 Lien Intercreditor Agreement as another senior agent, as if it had originally been party to the 1.5 Lien Intercreditor Agreement as a senior agent. The 1.5 Lien Intercreditor Agreement governs the relative priorities of the respective security interests in Hexion’s and certain subsidiaries’ assets securing (i) the Notes, (ii) the Existing First Lien Notes, (iii) the Existing 1.5 Lien Notes, and (iv) the borrowings under the ABL Facility and certain other matters relating to the administration of security interests.

Second Joinder and Supplement to the Second Lien Intercreditor Agreement

On April 15, 2015, the New Trustee entered into the second joinder and supplement to the intercreditor agreement (the “Joinder to the Second Lien Intercreditor Agreement”), dated as of January 31, 2013 among JPMorgan Chase Bank, N.A., as intercreditor agent, JPMorgan Chase Bank, N.A., as senior-priority agent for the ABL secured parties, Wilmington Trust Company, as trustee and collateral agent for the existing 9.00% Second-Priority Senior Secured Notes due 2020 (the “Existing Second Lien Notes”), Wilmington Trust, National Association, as senior-priority agent for the Existing First Lien Notes, Wilmington Trust FSB (now known as Wilmington Trust, National Association), as senior-priority agent for the Existing 1.5 Lien Notes, Hexion LLC, Hexion, and each subsidiary of Hexion from time to time party thereto (as supplemented to the date hereof, the “Second Lien Intercreditor Agreement”).

Pursuant to the Joinder to the Second Lien Intercreditor Agreement, the New Trustee became a party to and agreed to be bound by the terms of the Second Lien Intercreditor Agreement as another senior agent, as if it had originally been party to the Second Lien Intercreditor Agreement as a senior agent. The Second Lien Intercreditor Agreement governs the relative priorities of the respective security interests in Hexion’s and certain subsidiaries’ assets securing (i) the Notes, (ii) the Existing First Lien Notes, (iii) the Existing 1.5 Lien Notes, (iv) the Existing Second Lien Notes and (v) the borrowings under the ABL Facility and certain other matters relating to the administration of security interests.

Joinder Agreement to the ABL Intercreditor Agreement

On April 15, 2015, the New Trustee entered into a joinder agreement to the intercreditor agreement (the “Joinder to the ABL Intercreditor Agreement”), dated as of March 28, 2013, among JPMorgan Chase Bank, N.A., as ABL Facility collateral agent, Wilmington Trust, National Association, as applicable first-lien agent, Wilmington Trust, National Association, as First-Lien Collateral Agent, and Hexion (as supplemented to the date hereof, the “ABL Intercreditor Agreement”).

Pursuant to the Joinder to the ABL Intercreditor Agreement, the New Trustee became a party to and agreed to be bound by the terms of the ABL Intercreditor Agreement as another first-priority lien obligations representative, as if it had originally been party to the ABL Intercreditor Agreement as such. The ABL Intercreditor Agreement governs the relative priorities of the respective security interests in Hexion’s and certain subsidiaries’ assets securing (i) the Notes, (ii) the Existing First Lien Notes and (iii) the borrowings under the ABL Facility and certain other matters relating to the administration of security interests.

The foregoing summary is qualified in its entirety by reference to the Indenture, the Registration Rights Agreement, the First Lien Intercreditor Agreement, the Secured Party Consent, the Joinder to the 1.5 Lien Intercreditor Agreement, the Joinder to the Second Lien Intercreditor Agreement and the Joinder to the ABL Intercreditor Agreement, attached hereto as Exhibits 4.1, 4.2, 10.1, 10.2, 10.3, 10.4 and 10.5, respectively, and incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation.

The information set forth under Item 1.01 above is incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit 4.1	Indenture, dated as of April 15, 2015, by and among Hexion Inc., the Guarantors named therein and Wilmington Trust, National Association, as trustee, related to the $315,000,000 10.00% First-Priority Senior Secured Notes due 2020.

Exhibit 4.2	Registration Rights Agreement, dated as of April 15, 2015, by and among Hexion Inc., the Guarantors named therein and J.P. Morgan Securities LLC, as representative of the several initial purchasers.

Exhibit 10.1	First Lien Intercreditor Agreement, dated as of April 15, 2015, among Wilmington Trust, National Association, as collateral agent, Wilmington Trust, National Association, as the existing first lien representative, and Wilmington Trust, National Association, as the initial other authorized representative.

Exhibit 10.2	Additional Secured Party Consent, dated April 15, 2015, among Wilmington Trust, National Association, as authorized representative for the new secured parties, Wilmington Trust, National Association, as collateral agent, and Hexion Inc.

Exhibit 10.3	Fourth Joinder and Supplement to Intercreditor Agreement, dated as of April 15, 2015, by and among JPMorgan Chase Bank, N.A., as intercreditor agent, JPMorgan Chase Bank, N.A., as senior-priority agent for the ABL secured parties, Wilmington Trust, National Association, as senior-priority agent for the existing first lien notes, Wilmington Trust, National Association, as trustee and senior-priority agent for the new first lien notes, Wilmington Trust, National Association, as trustee and second-priority agent for the existing 1.5 lien notes, Hexion LLC, Hexion Inc. and subsidiaries of Hexion Inc. party thereto.

Exhibit 10.4	Second Joinder and Supplement to Intercreditor Agreement, dated as of April 15, 2015, by and among JPMorgan Chase Bank, N.A., as intercreditor agent, JPMorgan Chase Bank, N.A., as senior-priority agent for the ABL secured parties, Wilmington Trust, National Association, as trustee and senior-priority agent for the existing first lien notes, Wilmington Trust, National Association, as senior-priority agent for the new first lien notes, Wilmington Trust, National Association, as senior-priority agent for the 1.5 lien notes, Wilmington Trust Company, as trustee and second-priority agent for the existing second lien notes, Hexion LLC, Hexion Inc. and subsidiaries of Hexion Inc. party thereto.

Exhibit 10.5	Joinder Agreement to ABL Intercreditor Agreement, dated as of April 15, 2015, by and among JPMorgan Chase Bank, N.A., as ABL facility collateral agent, Wilmington Trust, National Association, as new representative, applicable first-lien agent and first-lien collateral agent, and Hexion Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEXION INC.

Date: April 15, 2015	By:	/s/ George F. Knight
George F. Knight
Senior Vice President–Finance and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

4.1	Indenture, dated as of April 15, 2015, by and among Hexion Inc., the Guarantors named therein and Wilmington Trust, National Association, as trustee, related to the $315,000,000 10.00% First-Priority Senior Secured Notes due 2020.

4.2	Registration Rights Agreement, dated as of April 15, 2015, by and among Hexion Inc., the Guarantors named therein and J.P. Morgan Securities LLC, as representative of the several initial purchasers.

10.1	First Lien Intercreditor Agreement, dated as of April 15, 2015, among Wilmington Trust, National Association, as collateral agent, Wilmington Trust, National Association, as the existing first lien representative, and Wilmington Trust, National Association, as the initial other authorized representative.

10.2	Additional Secured Party Consent, dated April 15, 2015, among Wilmington Trust, National Association, as authorized representative for the new secured parties, Wilmington Trust, National Association, as collateral agent, and Hexion Inc.

10.3	Fourth Joinder and Supplement to Intercreditor Agreement, dated as of April 15, 2015, by and among JPMorgan Chase Bank, N.A., as intercreditor agent, JPMorgan Chase Bank, N.A., as senior-priority agent for the ABL secured parties, Wilmington Trust, National Association, as senior-priority agent for the existing first lien notes, Wilmington Trust, National Association, as trustee and senior-priority agent for the new first lien notes, Wilmington Trust, National Association, as trustee and second-priority agent for the existing 1.5 lien notes, Hexion LLC, Hexion Inc. and subsidiaries of Hexion Inc. party thereto.

10.4	Second Joinder and Supplement to Intercreditor Agreement, dated as of April 15, 2015, by and among JPMorgan Chase Bank, N.A., as intercreditor agent, JPMorgan Chase Bank, N.A., as senior-priority agent for the ABL secured parties, Wilmington Trust, National Association, as trustee and senior-priority agent for the existing first lien notes, Wilmington Trust, National Association, as senior-priority agent for the new first lien notes, Wilmington Trust, National Association, as senior-priority agent for the 1.5 lien notes, Wilmington Trust Company, as trustee and second-priority agent for the existing second lien notes, Hexion LLC, Hexion Inc. and subsidiaries of Hexion Inc. party thereto.

10.5	Joinder Agreement to ABL Intercreditor Agreement, dated as of April 15, 2015, by and among JPMorgan Chase Bank, N.A., as ABL facility collateral agent, Wilmington Trust, National Association, as new representative, applicable first-lien agent and first-lien collateral agent, and Hexion Inc.